Exhibit 99.1

Denny’s Corporation to be Acquired by TriArtisan Capital Advisors, Treville Capital Group and Yadav

Enterprises in $620 Million Transaction

Denny’s Stockholders to Receive $6.25 Per Share in Cash, Delivering Significant, Near-Term and Certain Cash Value

Purchase Price Represents Premium of 52.1% to Closing Price on Monday, November 3 and 36.8% Premium to 90-Day VWAP

SPARTANBURG, S.C. and NEW YORK – November 3, 2025 – Denny’s Corporation (the “Company” or “Denny’s”) (NASDAQ: DENN), owner and operator of Denny’s Inc. and Keke’s Inc., today announced that it has entered into a definitive agreement to be acquired by a group consisting of TriArtisan Capital Advisors LLC (“TriArtisan”), an established New York-based private equity investment firm and experienced investor in global restaurant and hospitality assets, Treville Capital Group (“Treville”), a leading investment firm focused on alternative assets, and Yadav Enterprises, Inc. (“Yadav Enterprises”), owner-operator of approximately 550 restaurants nationwide and one of the largest Denny’s franchisees, in an all-cash transaction with an enterprise value of approximately $620 million.

Under the terms of the agreement, which was unanimously approved by the Denny’s Board of Directors, Denny’s stockholders will receive $6.25 per share in cash for each share of Denny’s common stock they own. The purchase price represents a 52.1% premium to Denny’s’ closing stock price on Monday, November 3, 2025, the last full trading day prior to the transaction announcement, and a 36.8% premium to the Company’s 90-day volume-weighted average share price for the period ended November 3, 2025.

TriArtisan brings deep experience investing in full-service, global dining and entertainment concepts, such as P.F. Chang’s, providing resources to invest in their brands, support franchisees and help them grow their businesses. Treville is an alternative asset manager that leverages its platform and deep sector expertise to provide customized solutions for companies. Yadav Enterprises, led by Anil Yadav, brings significant experience and a 30-plus-year record of success across a variety of restaurant concepts, including as a Denny’s franchisee. Upon completion of the transaction, Denny’s will become a privately held company.

“We are pleased to enter this transaction, which delivers significant, near-term and certain cash value to our stockholders,” said Kelli Valade, Chief Executive Officer of Denny’s Corporation. “After receiving indications of interest from TriArtisan, the Board conducted a thorough review of strategic alternatives to maximize value with the assistance of external advisors. As part of the review, the Company reached out to more than 40 potential buyers and ultimately received multiple offers. The Board evaluated any potential transaction against Denny’s standalone plan and all external strategic alternatives. After careful consideration of all options and in consultation with external financial and legal advisors, the Board is confident the transaction maximizes value and has determined it is fair to and in the best interests of stockholders and represents the best path forward for the Company.”

“Denny’s has a strong foundation as America’s Diner, and I am proud of the important progress we have made across our Denny’s and Keke’s platforms while navigating a dynamic consumer environment,” Valade continued. “This transaction delivers meaningful value to our stockholders and is a testament to the incredible work of our teams and franchisees, who have helped us innovate and meet our guests where they are. TriArtisan and Yadav Enterprises are experienced stewards of leading restaurant brands, and we are excited to work with them as we continue delighting our guests.”

“Denny’s is an iconic piece of the American dream, with a renowned brand, a strong franchise base and loyal customers,” said Rohit Manocha, Co-Founder and Managing Director at TriArtisan. “Our team has significant investment experience in the restaurant industry and our acquisition of Denny’s builds on our success with other full-service restaurant concepts. We look forward to working with Kelli and the rest of the Denny’s team and franchisees to provide resources and support the Company’s long-term strategic growth plans.”

Transaction Details

The transaction is expected to close in the first quarter of 2026, subject to customary closing conditions, including approval by the Company’s stockholders and satisfaction of regulatory approvals.

Upon completion of the transaction, Denny’s common stock will no longer be listed on the Nasdaq.

Advisors

Truist Securities is serving as financial advisor to Denny’s Corporation, and Morgan, Lewis & Bockius LLP, Sidley Austin LLP and Caiola & Rose, LLC are serving as its legal advisors. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to Denny’s Corporation.

Global Leisure Partners LLP is serving as financial advisor to TriArtisan, and Ropes & Gray LLP is serving as its legal counsel.

Choate, Hall & Stewart LLP is serving as Treville’s legal counsel.

About Denny’s Corporation

Denny’s Corporation is one of America’s largest full-service restaurant brands based on number of restaurants. As of June 25, 2025, the Company consisted of 1,558 restaurants, 1,474 of which were franchised and licensed restaurants and 84 of which were company operated.

The Company consists of the Denny’s brand and the Keke’s brand. As of June 25, 2025, the Denny’s brand consisted of 1,484 global restaurants, 1,422 of which were franchised and licensed restaurants and 62 of which were company operated. As of June 25, 2025, the Keke’s brand consisted of 74 restaurants, 52 of which were franchised restaurants and 22 of which were company operated.

For further information on Denny’s Corporation, including news releases, links to SEC filings, and other financial information, please visit https://investor.dennys.com/.

About TriArtisan Capital Advisors

TriArtisan Capital Advisors is an established, New York-based private equity firm. Founded in 2002 as TriArtisan Capital Partners, TriArtisan provides flexible institutional capital to invest in companies requiring a broad range of investment needs. In each of its investments, TriArtisan partners with high-quality management teams and founders to support them in achieving returns for its institutional and management partners. For more information, please visit the firm’s website at www.triartisan.com.

For inquiries regarding this transaction, please contact clientservices@triartisan.com.

About Treville Capital Group LLC

Treville Capital Group LLC is an alternative asset manager that provides financing to high-growth, credit worthy companies with a focus on asset-based credit, capital solutions, and venture capital. Treville’s credit business, Treville Capital Management LLC, offers flexible and creative capital solutions for growing companies seeking alternatives to traditional forms of debt or equity. Treville was founded in 2014 and seeks to leverage its platform to provide customized solutions for companies across the capital structure. For more information, please visit www.treville.com

About Yadav Enterprises

Yadav Enterprises Inc. operates more than 310 franchise restaurants including Jack in the Box, Denny’s, and TGI Friday’s, and owns the Taco Cabana brand, a fast-casual, Tex-Mex restaurant brand consisting of 150 locations, and Nick the Greek, a fast-casual, Greek restaurant concept consisting of 90 locations.

Additional Information Regarding the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Denny’s Corporation and TriArtisan Capital Advisors LLC, Denny’s Corporation will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A relating to a special meeting of its stockholders. Additionally, Denny’s Corporation may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and securityholders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of https://investor.dennys.com/overview/default.aspx or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by email at ir@dennys.com, or by telephone at 877.784.7167. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

Denny’s Corporation and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Denny’s Corporation in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about TriArtisan Capital Advisors LLC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). Information about Denny’s Corporation and its directors and executive officers can be found in (i) Denny’s Corporation’s Annual Report on Form 10-K for the fiscal year ended December 25, 2024, which was filed with the SEC on February 24, 2025, (ii) Denny’s Corporation’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 3, 2025, and (iii) Denny’s Corporation’s other filings with the SEC, including any statements of beneficial ownership on Form 3, Form 4 or Form 5, which may be obtained free of charge on EDGAR at www.sec.gov and the Denny’s Corporation website at https://investor.dennys.com/financials/sec-filings/default.aspx.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements, including statements regarding the proposed transaction. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company and the expected timing of the proposed transaction and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the proposed transaction; uncertainties as to how many of the Company’s stockholders will vote in favor of the proposed transaction including the possibility that the Company’s stockholders may not approve the proposed transaction; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; the risk that, prior to the completion of the transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction on the market price of Company Shares and/or on the Company’s business, financial condition, results of operations and financial performance; and the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the

Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by the Company from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and the Company undertakes no obligation to revise or update it.

Investor Contact: 877-784-7167

Media Contacts: 864-597-8005

Aaron Palash / Carly King

212-355-4449

Joele Frank, Wilkinson Brimmer Katcher